UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

July 18, 2012

TNP Strategic Retail Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-54376	90-0413866
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Main Street, Suite 700

Irvine, California 92614

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (949) 833-8252

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 18, 2012, the Company held its annual meeting of stockholders (the “Annual Meeting”). The following are the voting results for each proposal presented to the Company’s stockholders at the Annual Meeting:

Proposal 1: Election of Directors

All of the director nominees were elected to serve until the next annual meeting of the Company’s stockholders and until their successors are elected and qualified. The voting results for each of the individuals nominated for election as directors were as follows:

Name	Votes For	Votes Against	Votes Withheld
Anthony W. Thompson	4,297,069	0	23,941
James R. Wolford	4,274,526	0	23,941
Philip I. Levin	4,297,979	0	23,941
Jeffrey S. Rogers	4,280,926	3,000	23,941
Peter K. Kompaniez	4,293,926	0	23,941

No broker non-votes were cast in the election of the director nominees.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNP STRATEGIC RETAIL TRUST, INC.

Date: July 24, 2012	By:	/s/ James R. Wolford
James R. Wolford
Chief Financial Officer, Treasurer and Secretary